EXHIBIT 10.4

AMENDMENT TO 8% CONVERTIBLE PROMISSORY NOTES

This Amendment to 8% Convertible Promissory Notes (this "Amendment"), dated March 21, 2016, by and between XLI Technologies Inc. (the "Company"), and RDW Capital, LLC (the "Purchaser"), hereby amends, effective as of the date hereof, each of the 8% Convertible Promissory Notes (each, a "Note") issued by the Company to the Purchaser pursuant to that certain Securities Purchase Agreement, dated as of January 14, 2016, as amended, by and among the Company and the Purchaser (the "Securities Purchase Agreement"). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Securities Purchase Agreement.

RECITALS

A. The parties hereto desire to amend each of the Notes, as set forth in this Amendment.

AGREEMENT

The parties hereto, intending to be legally bound, agree as follows:

1. Amendments.

(a) Purchase. Section 4(a) of each Note is hereby amended and restated in its entirety to read as follows:

"Voluntary Conversion. At any time, this Note shall be convertible, in whole or in part, into shares of Common Stock at the option of the Holder, from time to time (subject to the conversion limitations set forth in Section 4(d) hereof). The Holder shall effect conversions by delivering to the Company a Notice of Conversion, the form of which is attached hereto as Annex A (each, a "Notice of Conversion"), specifying therein the principal amount of this Note to be converted and the date on which such conversion shall be effected (such date, the "Conversion Date"). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required.To effect conversions hereunder, the Holder shall not be required to physically surrender this Note to the Company unless the entire principal amount of this Note, plus all accrued and unpaid interest thereon, has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion. The Holder and the Company shall maintain a Conversion Schedule showing the principal amount(s) converted and the date of such conversion(s). The Company may deliver an objection to any Notice of Conversion within one (1) Business Day of delivery of such Notice of Conversion. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder, and any assignee by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof."

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2. Effect of this Amendment. Except as expressly provided in this Amendment, the Note shall not be amended or otherwise modified. In the event there is a conflict between the terms of the Note and the terms of this Amendment, the terms provided in this Amendment shall control. On and after the date hereof, each reference in the Note to "this Agreement," "hereunder," "hereof," "hereto," "herein," or words of like import referring to the Note shall mean and be a reference to the Note as amended by this Amendment.

3. Acknowledgment and Agreement. Each party hereto hereby acknowledges and agrees that except as expressly provided in this Amendment, nothing in this Amendment shall be construed as a waiver of any provision of the Note by any party hereto, nor shall it in any way affect the validity of, or the right of any party hereto to enforce the provisions of the Note.

4. Full Force and Effect. This Amendment is expressly made subject to the terms and conditions of the Note as modified herein, and, except as expressly modified herein, the Note shall continue in full force and effect without change.

5. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Amendment (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of this Amendment), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of this Amendment, then the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

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6. Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

7. No Interpretation Against Drafter. This Amendment is the product of negotiations between the parties hereto represented by counsel and any rules of construction relating to interpretation against the drafter of an agreement shall not apply to this Amendment and are expressly waived.

8. Counterparts. This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

[Signatures on the Following Page]

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IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.

Company: XLI Technologies Inc.

By:	/s/ James Schramm
Name:	James Schramm
Title:	CEO

Purchaser: RDW Capital, LLC

By:	/s/ John DeNobile
Name:	John DeNobile
Title:	Manager

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